EXECUTION COPY

                         GENERAL ATLANTIC PARTNERS, LLC
                                3 Pickwick Plaza
                               Greenwich, CT 06830

                                                               December 31, 1998

                                POWER OF ATTORNEY
                                -----------------

         The undersigned, General Atlantic Partners, LLC, a Delaware limited liability company, with its principal office at 3 Pickwick Plaza, Greenwich, Connecticut, United States of America (the "Limited Liability Company"), by its Managing Member, Steven A. Denning, a U.S. citizen, of full legal age, domiciled at 16 Khakum Drive, Greenwich, CT 06831, hereby constitutes and appoints Thomas
J. Murphy, a U.S. citizen, of full legal age, domiciled at 169 E. 90th Street, Apt. 5, New York, NY 10128, its true and lawful attorney-in-fact and agent, in any and all capacities, to execute and deliver any and all documents and instruments and to make any governmental filings on behalf of the Limited Liability Company as fully to all intents and purposes as a Managing Member might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done. This power of attorney shall expire on December 31, 1999.

                                      GENERAL ATLANTIC PARTNERS, LLC


                                      By: /s/ Steven A. Denning
                                          ---------------------
                                          Steven A. Denning
                                          Managing Member


STATE OF              )
                      : ss.
COUNTY OF             )


         On the 31st day of December 1998, before me personally came Steven A. Denning, to me known, and known to me to be the individual described in, and who executed the foregoing document, and he acknowledged to me that he executed the same.


/s/ Sheila Hughes                      Notary Public
-----------------

                                                                  EXECUTION COPY

                         GAP COINVESTMENT PARTNERS, L.P.
                                3 Pickwick Plaza
                               Greenwich, CT 06830

                                                               December 31, 1998

                                POWER OF ATTORNEY
                                -----------------

         The undersigned, GAP Coinvestment Partners, L.P., a New York limited partnership, with its principal office at 3 Pickwick Plaza, Greenwich, Connecticut, United States of America (the "Partnership"), by its Managing General Partner, Steven A. Denning, a U.S. citizen, of full legal age, domiciled at 16 Khakum Drive, Greenwich, CT 06831, hereby constitutes and appoints Thomas
J. Murphy, a U.S. citizen, of full legal age, domiciled at 169 E. 90th Street, Apt. 5, New York, NY 10128, its true and lawful attorney-in-fact and agent, in any and all capacities, to execute and deliver any and all documents and instruments and to make any governmental filings on behalf of the Partnership as fully to all intents and purposes as a General Partner might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done. This power of attorney shall expire on December 31, 1999.

                                      GAP COINVESTMENT PARTNERS, L.P.


                                      By: /s/ Steven A. Denning
                                          ---------------------
                                          Steven A. Denning
                                          Managing Member


STATE OF              )
                      : ss.
COUNTY OF             )


         On the 31st day of December 1998, before me personally came Steven A. Denning, to me known, and known to me to be the individual described in, and who executed the foregoing document, and he acknowledged to me that he executed the same.


/s/ Sheila Hughes                      Notary Public
-----------------

                                                                  EXECUTION COPY

                       GAP COINVESTMENT PARTNERS II, L.P.
                                3 Pickwick Plaza
                               Greenwich, CT 06830

                                                               December 31, 1998


                                POWER OF ATTORNEY
                                -----------------

         The undersigned, GAP Coinvestment Partners II, L.P., a Delaware limited partnership, with its principal office at 3 Pickwick Plaza, Greenwich, Connecticut, United States of America (the "Partnership"), by its Managing General Partner, Steven A. Denning, a U.S. citizen, of full legal age, domiciled at 16 Khakum Drive, Greenwich, CT 06831, hereby constitutes and appoints Thomas
J. Murphy, a U.S. citizen, of full legal age, domiciled at 169 E. 90th Street, Apt. 5, New York, NY 10128, its true and lawful attorney-in-fact and agent, in any and all capacities, to execute and deliver any and all documents and instruments and to make any governmental filings on behalf of the Partnership as fully to all intents and purposes as a General Partner might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done. This power of attorney shall expire on December 31, 1999.

                                      GAP COINVESTMENT PARTNERS II, L.P.


                                      By: /s/ Steven A. Denning
                                          ---------------------
                                          Steven A. Denning
                                          Managing Member


STATE OF              )
                      : ss.
COUNTY OF             )


         On the 31st day of December 1998, before me personally came Steven A. Denning, to me known, and known to me to be the individual described in, and who executed the foregoing document, and he acknowledged to me that he executed the same.


/s/ Sheila Hughes                      Notary Public
-----------------